SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2010
Oritani Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34786	30-0628335

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road Township of Washington	07676

(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (201) 664-5400
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation; Bylaws; Change in Fiscal Year
     On June 23, 2010, Oritani Financial Corp., a Delaware corporation (the “Company”), the holding company for Oritani Bank, amended its Certificate of Incorporation to clarify the voting requirement for election of directors.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Oritani Financial Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.
Date: June 24, 2010	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer